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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 23, 2001




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                  001-11001           06-0619596
  (State or other jurisdiction       (Commission       (I.R.S. Employer
       of incorporation)             File Number)     Identification No.)

                        3 HIGH RIDGE PARK, P.O. BOX 3801
                           STAMFORD, CONNECTICUT 06905
               (Address of Principal Executive Offices) (Zip Code)
                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code



                           NO CHANGE SINCE LAST REPORT
                      ------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

            Citizens Communication Company issued on May 23, 2001 an aggregate of $1,750,000,000 of notes, consisting of $700,000,000 principal amount of 8.50% notes due 2006 and $1,050,000,000 principal amount of 9.25% notes due 2011.


ITEM 7.     FINANCIAL STATEMENTS, EXHIBITS

            (c) EXHIBITS

            1.1 Underwriting Agreement dated May 18, 2001 between Citizens Communications Company and Morgan Stanley & Co. Incorporated, as representative for itself and the other underwriters named therein.

            4.1 Senior Indenture, dated as of May 23, 2001, between Citizens Communications Company and The Chase Manhattan Bank, as trustee.

            4.2 First Supplemental Indenture to Senior Indenture, dated as of May 23, 2001.

            4.3 Form of 2006 Note.

            4.4 Form of 2011 Note.

            5.1 Opinion of Winston & Strawn.

           12.1 Statement of computation of ratio of earnings to fixed charges.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CITIZENS COMMUNICATIONS COMPANY


Date: May 24, 2001                 By: /s/ Donald B. Armour
                                       ---------------------------------------
                                   Name:  Donald B. Armour
                                   Title: Vice President Finance and Treasurer